UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2006

ALPHA INNOTECH CORP.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14257 (Commission File Number)	58-1729436 (IRS Employer Identification No.)

2401 Merced Street, San Leandro, California (Address of principal executive offices)	94577 (Zip Code)

Registrant’s telephone number, including area code: (510) 483-9620

N/A

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01.      Regulation FD Disclosure.

On September 19, 2006, members of the management of Alpha Innotech Corp. (the “Company”) made a presentation at the Tejas Securities Investment Conference. The presentation is attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

(c)     Exhibits

99.1	Company's presentation at the Tejas Securities Investment Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2006	ALPHA INNOTECH CORP. By: /s/ Ron Bissinger __________________________________ Ron Bissinger Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

99.1	Company’s presentation at the Tejas Securities Investment Conference